Exhibit 99.1
INTERACTIVE BROKERS GROUP ANNOUNCES 2013 RESULTS

— — —

REPORTS COMPREHENSIVE EARNINGS PER SHARE OF $0.67, INCOME BEFORE TAXES OF $451 MILLION ON $1,076 MILLION IN NET REVENUES, AND EARNINGS PER SHARE ON NET INCOME OF $0.73.
DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, January 21, 2014 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share on a comprehensive basis of $0.67 for the year ended December 31, 2013, compared to diluted earnings per share on a comprehensive basis of $1.13 for 2012.

On a non-comprehensive basis, which excludes the effect of changes in the U.S. dollar value of the Company’s non-U.S. subsidiaries, the Company reported diluted earnings per share on net income of $0.73 for the year ended December 31, 2013, compared to diluted earnings per share of $0.89 for the same period in 2012.

Net revenues were $1,076 million and income before income taxes was $451 million for the year, compared to net revenues of $1,131 million and income before income taxes of $527 million for 2012.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share.  This dividend is payable on March 14, 2014 to shareholders of record as of February 28, 2014.

Business Highlights

•	42% pretax profit margin for 2013, or 48% without unusual item.
•	48% Electronic Brokerage pretax profit margin for 2013, or 56% excluding unusual item.
•	26% Market Making pretax profit margin for 2013.
•	Customer equity grew 39% from 2012 to $45.7 billion.
•	Customer accounts increased 14% in 2013 to 239,000.
•	Total DARTs increased 18% from 2012 to 486,000.
•	Brokerage segment equity was $2.5 billion. Total equity was $5.1 billion.

Segment Overview

Electronic Brokerage
Electronic Brokerage segment income before income taxes grew 15%, to $391 million, in 2013.  Customer accounts grew 14% from the prior year and customer equity increased 39% during 2013(1).  Commissions and execution fees increased 22%.  Net interest income grew 24% from the prior year, to $228 million.  Pretax profit margin was 48% in 2013, down from 51% in 2012.  Excluding $64.3 million in expense related to an unusual item (see below), pretax profit margin was 56% in 2013.

Total DARTs(2), for cleared and execution-only customers, increased 18% to 486,000 in 2013, compared to 413,000 during 2012.  Cleared DARTs were 441,000 in 2013, 15% higher than in 2012.

Market Making
Market Making segment income before income taxes decreased 62%, to $72 million, in 2013.  This decrease was driven by a market making environment with persistent low volatility and low actual-to-implied volatility, and by a greater loss from holding our equity in a basket of currencies, as measured in U.S. dollars.  In 2013, our currency diversification strategy resulted in a reported loss of $89 million, compared to a $39 million loss in 2012.  Currency translation effects are reported as part of Trading Gains in the Market Making segment.  Including balance sheet effects, our currency strategy resulted in a loss of $116 million in 2013, as compared to a loss of $19 million in the prior year.  Pretax profit margin decreased to 26% in 2013 from 41% in 2012.  Market Making options contract volume decreased 12% in 2013.

Unusual Item
As disclosed in the Company’s Form 10-Q for the quarter ended September 30, 2013, a small number of  the Company’s brokerage customers had taken relatively large positions in four securities listed on the Singapore Exchange.  In early October, within a very short timeframe, these securities lost over 90% of their value.  The customer accounts were margined and fell into deficits prior to the time the Company took possession of their securities positions. At December 31, 2013, the Company has recognized an aggregate loss of approximately $73 million. The maximum aggregate loss, which would occur if the securities’ prices all fell to zero and none of the debts were collected, would be approximately $84 million. The Company is currently pursuing the collection of the debts.  The ultimate effect of this incident on the Company’s results will depend upon market conditions and the outcome of the Company’s debt collection efforts.

Effects of Foreign Currency Diversification
In connection with our currency strategy, we have determined to base our net worth in GLOBALs, a basket of 16 major currencies in which we hold our equity.  In 2013, our currency diversification program decreased our comprehensive earnings by $116 million, as the U.S. dollar value of the GLOBAL decreased by approximately 2.4%.  The effects of currency diversification are reported as components of (1) Market Making Trading Gains and (2) Other Comprehensive Income (“OCI”).  In this year 76% of the GLOBAL effect was captured in Market Making Trading Gains in the Net Income section of the Statement of Comprehensive Income, with the remainder reported as OCI in the separate Comprehensive Income section of the Statement of Comprehensive Income.

(1)	Approximately 9% of the increase in customer equity was due to the reclassification of certain related accounts from “non-customer” to “customer”, which are regulatory distinctions.

(2)	Daily average revenue trades (DARTs) are based on customer orders.

_____________________

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, January 21, 2014, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call.  Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group, Inc., together with its subsidiaries, is an automated global electronic broker that specializes in catering to financial professionals by offering state-of-the-art trading technology, superior execution capabilities, worldwide electronic access, and sophisticated risk management tools at exceptionally low costs.  The brokerage trading platform utilizes the same innovative technology as the Company’s market making business, which specializes in routing orders and executing and processing trades in securities, futures, foreign exchange instruments, bonds and funds on more than 100 electronic exchanges and trading venues around the world.  As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with electronic access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers is continuously integrating its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Caitlin Duffy, 203-913-1369 or Investors: Deborah Liston, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2009	93,550		127,338		13,636		234,524		934
2010	75,169	-20%	133,658	5%	18,732	37%	227,559	-3%	905
2011	63,602	-15%	160,567	20%	19,187	2%	243,356	7%	968
2012	60,421	-5%	150,000	-7%	16,118	-16%	226,540	-7%	904
2013	65,320	8%	173,849	16%	18,489	15%	257,658	14%	1,029

4Q2012	14,477		37,300		3,532		55,309		878
4Q2013	14,437	0%	45,167	21%	4,585	30%	64,189	16%	1,019

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2009	643,380		82,345		75,449,891
2010	678,856	6%	96,193	17%	84,469,874	12%
2011	789,370	16%	106,640	11%	77,730,974	-8%
2012	698,140	-12%	98,801	-7%	65,872,960	-15%
2013	659,673	-6%	121,776	23%	95,479,739	45%

4Q2012	159,048		25,591		17,278,459
4Q2013	155,216	-2%	28,724	12%	27,042,356	57%

MARKET MAKING	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2009 **	428,810		15,122		26,205,229
2010 **	435,184	1%	15,371	2%	19,165,000	-27%
2011 **	503,053	16%	15,519	1%	11,788,769	-38%
2012 **	457,384	-9%	12,660	-18%	9,339,465	-21%
2013 **	404,490	-12%	18,184	44%	12,849,729	38%

4Q2012 **	102,703		3,203		2,361,442
4Q2013 **	87,498	-15%	4,245	33%	2,776,564	18%

BROKERAGE TOTAL	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2009	214,570		67,223		49,244,662
2010	243,672	14%	80,822	20%	65,304,874	33%
2011	286,317	18%	91,121	13%	65,942,205	1%
2012	240,756	-16%	86,141	-5%	56,533,495	-14%
2013	255,183	6%	103,592	20%	82,630,010	46%

4Q2012	56,345		22,388		14,917,017
4Q2013	67,718	20%	24,479	9%	24,265,792	63%

* Includes options on futures
** In Brazil, an equity option contract typically represents 1 share of the underlying stock; however, the typical minimum trading quantity is 100 contracts. To make a fair comparison to volume at other exchanges, we have adopted a policy of reporting Brazilian equity options contracts divided by their trading quantity of 100.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

CONTRACT AND SHARE VOLUMES, continued:
(in 000's, except %)

BROKERAGE CLEARED	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2009	93,868		66,241		46,627,344
2010	103,054	10%	79,144	19%	62,077,741	33%
2011	145,993	42%	89,610	13%	63,098,072	2%
2012	144,539	-1%	84,794	-5%	54,371,351	-14%
2013	180,660	25%	101,732	20%	78,829,785	45%

4Q2012	36,602		21,952		14,348,785
4Q2013	49,181	34%	24,020	9%	23,208,208	62%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)
	4Q2013	4Q2012	% Change
Total Accounts	239	210	14%
Customer Equity (in billions) *	$45.7	$32.9	39%

Cleared DARTs	453	378	20%
Total Customer DARTs	499	407	23%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.23	$4.24	0%
DART per Avg. Account (Annualized)	483	457	6%
Net Revenue per Avg. Account (Annualized)	$3,375	$3,233	4%

* Excludes non-customers. Approximately 9% of the increase in customer equity was due to the reclassification of certain related accounts from “non-customer” to “customer”, which are regulatory distinctions.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months		Twelve Months
		Ended December 31,		Ended December 31,
		2013	2012	2013	2012
		(in millions)

Electronic Brokerage	Net revenues	$211.5	$172.1	$814.0	$670.4
	Non-interest expenses	162.9	84.8	422.7	328.7

	Income (loss) before income taxes	$48.6	$87.3	$391.3	$341.7

	Pre-tax profit margin	23%	51%	48%	51%

Market Making	Net revenues	$52.6	$71.8	$274.5	$459.6
	Non-interest expenses	46.8	63.4	202.6	271.0

	Income (loss) before income taxes	$5.8	$8.4	$71.9	$188.6

	Pre-tax profit margin	11%	12%	26%	41%

Corporate*	Net revenues	($14.2)	$3.2	($12.3)	$0.5
	Non-interest expenses	1.4	2.7	(0.4)	3.8

	Income (loss) before income taxes	($15.6)	$0.5	($11.9)	($3.3)

Total	Net revenues	$249.9	$247.1	$1,076.2	$1,130.5
	Non-interest expenses	211.1	150.9	624.9	603.5

	Income (loss) before income taxes	$38.8	$96.2	$451.3	$527.0

	Pre-tax profit margin	16%	39%	42%	47%

* Corporate includes corporate related activities as well as inter-segment eliminations.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2013	2012	2013	2012
	(in millions, except share and per share data)

Revenues:
Trading gains	$43.8	$63.1	$245.2	$435.1
Commissions and execution fees	124.1	103.1	502.1	412.6
Interest income	79.1	67.8	299.7	268.4
Other income	15.9	25.6	80.9	76.4

Total revenues	262.9	259.6	1,127.9	1,192.5

Interest expense	13.0	12.5	51.7	62.0

Total net revenues	249.9	247.1	1,076.2	1,130.5

Non-interest expenses:
Execution and clearing	62.2	58.5	242.5	251.0
Employee compensation and benefits	56.7	64.3	205.3	244.5
Occupancy, depreciation and amortization	10.3	9.9	38.9	38.8
Communications	5.7	6.1	23.1	23.3
General and administrative	76.2	12.1	115.1	45.9

Total non-interest expenses	211.1	150.9	624.9	603.5

Income before income taxes	38.8	96.2	451.3	527.0

Income tax expense	2.5	(4.4)	33.7	30.0

Net income	36.3	100.6	417.6	497.0

Net income attributable to noncontrolling interests	32.7	91.5	380.6	456.3

Net income (loss) attributable to common stockholders	$3.6	$9.1	$37.0	$40.7

Earnings (loss) per share:
Basic	$0.07	$0.19	$0.74	$0.89
Diluted	$0.07	$0.19	$0.73	$0.89

Weighted average common shares outstanding:
Basic	52,517,259	47,489,141	49,742,428	46,814,676
Diluted	53,729,140	47,680,329	50,924,736	47,070,522

Comprehensive income:
Net income (loss) attributable to common stockholders	$3.6	$9.1	$37.0	$40.7
Other comprehensive income:
Cumulative translation adjustment, before income taxes	0.8	0.9	(3.2)	2.2
Income taxes related to items of other comprehensive income	(0.2)	(9.6)	(0.5)	(9.1)
Other comprehensive income (loss), net of tax	1.0	10.5	(2.7)	11.3
Comprehensive income (loss) attributable to common stockholders	$4.6	$19.6	$34.3	$52.0

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	32.7	$91.5	$380.6	$456.3
Other comprehensive income (loss) - cumulative translation adjustment	4.9	7.1	(24.7)	17.0
Comprehensive income attributable to noncontrolling interests	$37.6	$98.6	$355.9	$473.3

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	December 31,	December 31,
	2013	2012
	(in millions)

Assets
Cash and cash equivalents	$1,909.0	$1,614.6
Cash and securities - segregated for regulatory purposes	13,296.0	12,482.4
Securities purchased under agreements to resell	386.3	428.9
Securities borrowed	2,751.5	2,833.1
Trading assets, at fair value	4,448.8	4,544.7
Receivables from customers, net of allowance	13,596.7	9,851.0
Receivables from brokers, dealers and clearing organizations	858.2	844.6
Other assets	624.2	600.3

Total assets	$37,870.7	$33,199.6

Liabilities and equity

Liabilities
Trading liabilities - financial instruments sold but not yet purchased, at fair value	$3,153.7	$4,286.3
Securities loaned	2,563.7	1,839.3
Short-term borrowings	24.6	110.4
Other payables:
Customers	26,319.4	21,422.0
Brokers, dealers and clearing organizations	331.0	361.8
Other payables	386.2	366.7
	27,036.6	22,150.5

Senior notes payable and senior secured credit facility	0.0	0.0

Equity
Stockholders' equity	707.3	598.5
Noncontrolling interests	4,384.8	4,214.6
Total equity	5,092.1	4,813.1

Total liabilities and equity	$37,870.7	$33,199.6

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2013	2012	2013	2012
	(in millions, except share and per share data)

Comprehensive income attributable to common stockholders, net of tax	$4.6	$19.6	$34.3	$52.0
Add (deduct) net income attributable to non-fair value redemption rights	0.0	0.0	0.0	1.1

Comprehensive income available for common stockholders	$4.6	$19.6	$34.3	$53.1

Comprehensive income (loss) per share:
Basic	$0.09	$0.41	$0.69	$1.13
Diluted	$0.09	$0.41	$0.67	$1.13

Weighted average common shares outstanding:
Basic	52,517,259	47,489,141	49,742,428	46,814,676
Diluted	53,729,140	47,680,329	50,924,736	47,070,522